CONFORMED COPY



                         SECOND AMENDMENT dated as of January 27, 1999 (this
                    "Amendment") to the Letter of Credit and Reimbursement Agreement (as previously amended, the "Reimbursement Agreement") dated as of September 9, 1997, as amended and restated as of August 21, 1998, among ContiFinancial Corporation, a Delaware corporation (the "Borrower"), the Participating Banks party thereto, Credit Suisse First Boston, New York Branch, as Agent, and Dresdner Bank AG, New York Branch, as Issuing Bank.

     A. Pursuant to the Reimbursement Agreement, the Participating Banks have extended and agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.

     B. The Borrower has requested that the Reimbursement Agreement be amended as set forth herein. The Required Banks are willing to so amend the Reimbursement Agreement on the terms and subject to the conditions set forth herein.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Definitions. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Reimbursement Agreement shall have the meaning assigned to such term in the Reimbursement Agreement.

     SECTION 2. Amendments.

     (a) Amendment to Section 1.01. Section 1.01 of the Reimbursement Agreement is hereby amended by

          (i) inserting in the appropriate alphabetical order the following definitions:

          "'Empire' means Empire Funding Holding Corporation, a Delaware corporation and its subsidiaries."

          "'Excluded Empire Debt' means any Indebtedness of Empire existing as of the date


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                                                                               2

     Empire becomes a Subsidiary and for which neither the Borrower nor any Restricted Subsidiary is directly or contingently liable in whole or in part, whether as co-obligor, pursuant to any Guarantee or otherwise."

          "'Excluded Charges' means the Strategic Alliance Charges and the Residual Valuation Charge."

          "'Residual Valuation Charge' means noncash charges arising from adjustments to assumptions underlying the valuation of Excess Spread Receivables in an aggregate pre-tax amount not to exceed $120,000,000."

          "'Strategic Alliance Charges' means a noncash charge or charges arising from the Borrower's investment in Strategic Alliance Clients in an aggregate pre-tax amount not to exceed $80,000,000."

          (ii) deleting the definition of "Applicable Percentage" in its entirety and substituting therefor the following new definition:

          "'Applicable Percentage' means as of any time 2.375%; provided that if, as of any date, either the aggregate pre-tax amount of the Residual Valuation Charge taken on or prior to such date exceeds $90,000,000 or the aggregate pre-tax amount of the Strategic Alliance Charges taken on or prior to such date exceeds $55,000,000, 'Applicable Percentage' shall mean 2.750%.";

          (iii) deleting the definition of "Applicable Rating Level" in its entirety;

          (iv) deleting the word "and" immediately before the words "(b) foreign, Federal, state and local" in the definition of "Consolidated EBIT" and substituting therefor a comma;

          (v) inserting immediately before the period at the end of the definition of "Consolidated EBIT" the words "and (c) the amount of any Excluded Charges for such period";

          (vi) inserting immediately before the period at the end of the definition of "Consolidated Interest Expense" the words "other than any


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                                                                               3

     interest expense attributable solely to Excluded Empire Debt";

          (vii) deleting the word "and" immediately following the words "(i) Permitted Warehouse Indebtedness" in the definition of "Consolidated Leverage Ratio" and substituting therefor a comma;

          (viii) inserting immediately after clause (ii) of the definition of "Consolidated Leverage Ratio" the words "and (iii) Excluded Empire Debt";

          (ix) inserting immediately before the period at the end of the definition of "Consolidated Net Income" the words "and the effect of the Excluded Charges"; and

          (x) inserting immediately before the period at the end of the definition of "Consolidated Net Worth" the words ", plus the amount, after giving effect to taxes, of any Excluded Charges".

     (b) Amendment to Section 6.05(a). Clause (iii) of Section 6.05(a) of the Reimbursement Agreement is hereby amended by deleting the words "to the extent" therein and substituting therefor "; provided that at the time such Investment is made".

     (c) Amendment to Section 6.09. Section 6.09 of the Reimbursement Agreement is hereby amended by deleting such Section 6.09 in its entirety and substituting therefor the following new Section 6.09:

          "SECTION 6.09. Financial Covenants (a) Consolidated Net Worth shall not at any time be less than (i) $470,100,000 plus (ii) an amount, for each fiscal quarter which begins after December 31, 1998 and ends prior to the date for which compliance with this Section 6.09 is being determined, equal to the sum of (A) 75% of the aggregate of positive Consolidated Net Income (without deduction for quarterly losses) and (B) 50% of Equity Net Proceeds.

          (b) The Consolidated Leverage Ratio will not at any time during any period set forth below exceed the ratio set forth below opposite such period:


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                                                                               4



              Period                                             Ratio
              ------                                             -----
October 1, 1998 through
June 30, 1999                                                 2.65 to 1.00
July 1, 1999 and
thereafter                                                    2.50 to 1.00.

          (c) The Consolidated Interest Coverage Ratio for the Rolling Period will not, at any time during any period set forth below, be less than the ratio set forth below opposite such period:


              Period                                             Ratio
              ------                                             -----
October 1, 1998 through
December 31, 1998                                             0.95 to 1.00
January 1, 1999 through
March 31, 1999                                                0.65 to 1.00
April 1, 1999 through
June 30, 1999                                                 0.55 to 1.00
July 1, 1999 through
September 30, 1999                                            0.90 to 1.00
October 1, 1999 through
December 31, 1999                                             1.20 to 1.00
January 1, 2000 and
thereafter                                                   1.50 to 1.00.

     SECTION 3. Representations and Warranties. The Borrower represents and warrants to the Agent and each Participating Bank that:

          (a) The representations and warranties set forth in the Reimbursement Agreement after giving effect to this Amendment are true and correct in all material respects except to the extent such representations and warranties expressly relate to an earlier date.

          (b) After giving effect to this Amendment, the Borrower is in compliance in all material respects with all the terms and provisions contained in the Reimbursement Agreement required to be observed or performed.

          (c) After giving effect to this Amendment, no Default has occurred and is continuing.

     Section 4. Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which each of the following conditions is met:


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                                                                               5

          (a) the Agent has received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Banks;

          (b) the Agent has received the Amendment Fee (as defined below);

          (c) the Agent has received an opinion of Dewey Ballantine LLP, in form reasonably satisfactory to the Agent and covering such matters relating to this Amendment as the Agent shall reasonably request;

          (d) the Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower or the authorization of this Amendment and any other legal matters relating to the Borrower or this Amendment, all in form and substance satisfactory to the Agent and its counsel; and

          (e) an amendment to the Credit Agreement substantially in the form of this Amendment shall have become effective (or will become effective concurrently with the effectiveness of this Amendment).

     The Agent shall promptly notify the Borrower and the Participating Banks of the Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

     SECTION 5. Amendment Fee. The Borrower agrees to pay to the Agent an amendment fee (the "Amendment Fee") in the amount of $793,750 to be distributed to each Participating Bank that executes and delivers a copy of this Amendment to the Agent (or its counsel) on or prior to January 27, 1999 pro rata with respect to such Participating Bank's Participation Percentage and the total Participation Percentages of all Participating Banks entitled to share in the Amendment Fee pursuant to this Section 5; provided that the Borrower shall have no liability for the Amendment Fee if this Amendment does not become effective.

     SECTION 6. Miscellaneous. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect, the rights and remedies of the Participating Banks or the Agent under the Reimbursement Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Reimbursement Agreement, all of which are ratified and affirmed in all respects and shall

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                                                                               6

continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any Subsidiary to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Reimbursement Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Reimbursement Agreement specifically referred to herein.

     (b) As used in the Reimbursement Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto", and words of similar import shall mean, from and after the date hereof, the Reimbursement Agreement as amended by this Amendment.

     (c) Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

     (d) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     (e) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.


                                              CONTIFINANCIAL CORPORATION,

                                              by
                                                  /s/  Frank V. Baier
                                                --------------------------------
                                                Name: Frank V. Baier
                                                Title:Vice President & Treasurer

                                              by
                                                  /s/  Daniel J. Willets
                                                --------------------------------
                                                Name:  Daniel J. Willets
                                                Title: SVP & CFO




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                                                                               7

                                             CREDIT SUISSE FIRST BOSTON,
                                             NEW YORK BRANCH, Individually,
                                             and as Agent,

                                             by
                                                 /s/ Jay Chall
                                                --------------------------------
                                               Name:  Jay Chall
                                               Title: Director

                                             by
                                                /s/ Andrea E. Shkane
                                                --------------------------------
                                               Name:  Andrea E. Shkane
                                               Title: Vice President


                                             DRESDNER BANK AG, NEW YORK AND
                                             GRAND CAYMAN BRANCHES,

                                               by
                                                    /s/ J. Curtin Beaudouin
                                                --------------------------------
                                                   Name:  J. Curtin Beaudouin
                                                   Title: First Vice President

                                               by
                                                 /s/ Jonathan Wallin
                                                --------------------------------
                                                Name:  Jonathan Wallin
                                                Title: Vice President


                                             THE BANK OF NEW YORK,

                                               by
                                                  /s/ Robert A. Tweed
                                                --------------------------------
                                                Name:  Robert A. Tweed
                                                Title: Vice President


                                             CREDIT AGRICOLE INDOSUEZ,

                                               by
                                                --------------------------------
                                                Name:
                                                Title:

                                               by
                                                --------------------------------
                                                Name:
                                                Title:



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                                                                               8

                                             THE BANK OF NOVA SCOTIA,

                                               by
                                                  /s/ Stephen Lockhart
                                                --------------------------------
                                                Name:  Stephen Lockhart
                                                Title: Vice President


                                             THE CHASE MANHATTAN BANK,

                                               by
                                                  /s/ Gary L. Spevack
                                                --------------------------------
                                                Name:  Gary L. Spevack
                                                Title: Vice President


                                             NATIONSBANK, N.A.,

                                               by
                                                --------------------------------
                                                Name:
                                                Title:


                                             CREDIT LYONNAIS NEW YORK BRANCH,

                                               by
                                                 /s/  Vladimir Labun
                                                --------------------------------
                                                Name:  Vladimir Labun
                                                Title: First VP-Manager


                                             SOCIETE GENERALE NEW YORK BRANCH,

                                               by
                                                   /s/ Janet M. Kagan
                                                --------------------------------
                                                Name:  Janet M. Kagan
                                                Title: Director


                                             COMERICA BANK,

                                               by
                                                   /s/ Robert W. Marr
                                                --------------------------------
                                                Name:  Robert W. Marr
                                                Title: Account Officer




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                                                                               9
                                             UBS AG, NEW YORK BRANCH,

                                               by
                                                     /s/  Eva Rushkevich
                                                --------------------------------
                                                Name:  Eva Rushkevich
                                                Title: Executive Director

                                               by
                                                    /s/  Roger Liechti
                                                --------------------------------
                                                Name:  Roger Liechti
                                                Title: Associate Director


                                             THE SUMITOMO BANK, LIMITED,
                                             NEW YORK BRANCH,

                                               by
                                                   /s/ C. Michael Garrido
                                                --------------------------------
                                                Name:  C. Michael Garrido
                                                Title: Senior Vice President


                                             BW CAPITAL MARKETS, INC.,

                                               by
                                                  /s/ Robert B. Herber
                                                --------------------------------
                                                Name:  Robert B. Herber
                                                Title: Managing Director

                                               by
                                                 /s/ Thomas A. Lowe
                                                --------------------------------
                                                Name:  Thomas A. Lowe
                                                Title: Vice President


                                             SOUTHTRUST BANK, NATIONAL
                                             ASSOCIATION

                                              by
                                                  /s/ D. Andrew Raine
                                                --------------------------------
                                                Name:  D. Andrew Raine
                                                Title: Assistant Vice President


                                             MANUFACTURERS AND TRADERS TRUST
                                             COMPANY

                                              by
                                                 /s/ Kevin B. Quinn
                                                --------------------------------
                                                Name:  Kevin B. Quinn
                                                Title: Assistant Vice President